                                                                    EXHIBIT 99.1

                                ----------------




                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                                     Seller



                                       AND



                            CDC MORTGAGE CAPITAL INC.
                                      Buyer




                                 AMENDMENT NO. 4
                           Dated as of March 15, 2002

                                       TO

                           MASTER REPURCHASE AGREEMENT
                            Dated as of July 19, 2001


                                ----------------

     AMENDMENT NO. 4 (this "Amendment"), dated as of March 15, 2002, by and
                            ---------
among New Century Mortgage Corporation ("NCMC"), NC Capital Corporation ("NCCC"
                                         ----                             ----
and, together with NCMC, the "Seller"), and CDC Mortgage Capital Inc. ("Buyer"),
                              ------                                    -----
to the Master Repurchase Agreement dated as of July 19, 2001 by and among Seller and Buyer (the "Agreement").
                ---------

     All capitalized terms not otherwise defined herein are defined in the Agreement.

                                    RECITALS

     WHEREAS, Seller and Buyer have entered into Agreement;

     WHEREAS the Seller has requested the Buyer to agree to amend certain provisions of the Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

     NOW, THEREFORE, the parties hereby agree that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyers and Seller agree as follows:


     SECTION 1.   Amendments.
                  -----------

     (a) Provisos (8) through (11) of the definition of "Asset Value" shall be amended and restated in their entireties to read:

          (8) The aggregate Asset Values of C Credit Mortgage Loans and C Minus Credit Mortgage Loans may not exceed the C/C- Credit Sub-Limit at any time;

          (9)  [Reserved];

          (10) The aggregate Asset Value of Non-owner Occupied Mortgage Loans may not exceed $25,000,000;

          (11) The aggregate Asset Value of High Cost Mortgage Loans may not exceed $10,000,000; and

     (b) The following definitions shall be amended and restated in their entireties to read:

          "Early Termination Percentage" shall mean 25 basis points (0.25%) less
           ----------------------------
          0.02 basis points (0.02%) for each calendar month that has elapsed since the date of this Amendment.

          "Jumbo Sub-Limit" shall mean an amount equal to $140,000,000
           ---------------

          "Jumbo(500) Sub-Limit" shall mean an amount equal to $80,000,000.
           --------------------

          "Jumbo(750) Sub-Limit" shall mean an amount equal to $40,000,000.
           --------------------

          "Maximum Amount" shall mean $400,000,000.
           --------------

          "Second Lien Sub-Limit" shall mean an amount equal to $40,000,000.
           ---------------------

          "Second Lien CLTV Sub-Limit" shall mean with respect to Second Lien
           --------------------------
          Mortgage Loans with a Combined Loan to Value Ratio of greater than 100%, $20,000,000.

          "Sub-Limit" shall mean any of the Web-Ink Sub-Limit, the Second Lien
           ---------
          Sub-Limit, the Second Lien CLTV Sub-Limit, the Mortgage Loan Sub-Limit, the Jumbo Sub-Limit, the Jumbo(500) Sub-Limit, the Jumbo(750) Sub-Limit at any time, and the C/C- Credit Sub-Limit.

          "Termination Date" shall mean the date which is 364 days from the date
           ----------------
          hereof which shall be March 14, 2003 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as may be extended pursuant to Section 3(n).

          "Wet-Ink Sub-Limit" shall mean an amount equal to (i) with respect to
           -----------------
          the first five (5) Business Days of each calendar month, $200,000,000,
          (ii) with respect to the last three (3) Business Days of each calendar month, $200,000,000 and (iii) at all other times, $160,000,000.

     (c) The definitions of "C Credit Sub-Limit" and "C Minus Credit Sub-Limit" shall be deleted. In their place, the following definition shall be inserted:

          "C/C- Credit Sub-Limit" shall mean an amount equal to $60,000,000.

     (d) Section 3(p) of the Agreement will be amended by inserting after "$120,000,000", the following:

          "; provided for the Test Period ended June 30, 2002 and for each Test Period thereafter, if the Seller fails to maintain the average aggregate principal balance of Transactions outstanding for any such Test Period equal to at least $200,000,000"

     (e) Section 8(a) is amended by replacing "Chin-Yong Choe" with "Eric Seyffer"as contact person for Buyer.

     SECTION 2. Facility Fee. Upon the execution of this Amendment, the Seller
                ------------
shall pay a facility fee to the Buyer equal to the sum of (i) the product of (a) $200,000,000 and (b) 0.125%, and (ii) the product of (x) $200,000,000, (y) a quotient, the numerator of which is the number of days that will elapse from and including July 19, 2002 to but excluding the Termination Date and the denominator of which is 365, and (z) 0.125%.

     SECTION 3. Effectiveness of the Amendment. The Amendment shall be effective
                ------------------------------
as of the date first written above.

     SECTION 4. Ratification of Agreement. As amended by this Amendment, the
                -------------------------
Agreement is in all respects ratified and confirmed and the Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

     SECTION 5. Representations and Warranties. To induce the Buyer to enter
                ------------------------------
into this Amendment, the Seller hereby represents and warrants to the Buyer that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     SECTION 6. No Other Amendments. Except as expressly amended hereby, the
                -------------------
Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     SECTION 7. Expenses. The Seller agrees to pay and reimburse the Buyer for
                --------
all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.

     SECTION 8. GOVERNING LAW.
                -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 9. Counterparts.
                ------------

     This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CDC MORTGAGECAPITAL INC., as                    NEW CENTURY MORTGAGE
Buyer under the Agreement                       CORPORATION, as Seller under the
                                                Agreement


By: /s/ Adil Nathani                            By: /s/  Kevin Cloyd
    -----------------------------------             ----------------------------
Name:                                           Name:
Title:  Managing Director                       Title:    Senior Vice President


By: /s/ William Branagh
    -----------------------------------
Name:
Title:    Director                              NC CAPITAL CORPORATION,
                                                as Seller under the Agreement


                                                By: /s/  Kevin Cloyd
                                                    ----------------------------
                                                Name:
                                                Title: President

     The undersigned guarantor hereby consents and agrees to the foregoing
Amendment:

                                               NEW CENTURY FINANCIAL CORPORATION


                                               By: /s/ Patti Dodge
                                                   -----------------------------
                                               Name:
                                               Title: Vice President